Exhibit 99.1

Elme Communities Announces Suspended NYSE Trading;

Anticipates Trading Will Begin OTC Effective October 26, 2026

BETHESDA, Md.- October 23, 2026 – Elme Communities (“Elme” or the “Company”) today announced that the New York Stock Exchange (“NYSE”) has exercised its discretionary authority in accordance with Section 802.01D of the NYSE Listed Company Manual to commence proceedings to delist Elme’s common shares of beneficial interest (the “Common Shares”) from the NYSE due to “abnormally low selling price” levels. The NYSE also immediately suspended trading of the Common Shares. Given the Company’s previously adopted Plan of Sale and Liquidation (as defined below), Elme does not intend to appeal the NYSE’s determination, and, therefore, it is expected that the Common Shares will be delisted.

The Company anticipates the Common Shares will commence trading over-the-counter (“OTC”) on Monday, October 26, 2026 under the symbol “ELMES”. There can be no assurance regarding the development or maintenance of an active OTC trading market or the liquidity of any such market. Investors are cautioned that trading securities OTC is more limited and subject to different restrictions than trading securities listed on a national securities exchange and are advised to consult their own brokers or advisors.

Anticipated Timing of Establishment of a Liquidating Trust and Company Dissolution

As previously disclosed, in accordance with the Plan of Sale and Liquidation approved by the Board of Trustees (the “Board”) on July 30, 2025 and by the shareholders of the Company on October 30, 2025 (the “Plan of Sale and Liquidation”), it is the Company’s continued intention to terminate its existence by voluntary dissolution effective November 6, 2026 (the “Effective Time”), which will occur following the NYSE’s delisting of our Common Shares. In addition, as previously disclosed, the Company expects that its share transfer books will close at the close of business (Eastern Time) on November 5, 2026.

Prior to the Effective Time, the Company intends to transfer all of its remaining assets and liabilities to a Maryland liquidating trust (the “Liquidating Trust”). The purpose of the Liquidating Trust will be to liquidate the remaining assets (which are expected to consist primarily of the net cash proceeds from property sales) of the Liquidating Trust and distribute the amounts remaining in the Liquidating Trust, if any, after satisfaction of all remaining liabilities (including any additional liabilities, costs and expenses that may arise during the wind-down process) to the holders of the beneficial interests of the Liquidating Trust (the “Beneficial Interests”) upon completion of the wind-down process and in connection with termination of the Liquidating Trust. All of the Beneficial Interests will be held by the shareholders of the Company, with each shareholder of the Company being deemed automatically to have received and hold a percentage of Beneficial Interests in the Liquidating Trust corresponding to such shareholder’s percentage ownership in the Company as of the close of business on the last day of trading of the Common Shares. Shareholders of the Company will not be required to take any action to receive Beneficial Interests in the Liquidating Trust. The actual amount and timing of payment of any additional liquidating distribution(s) from the Liquidating Trust will be determined by the trustee of the Liquidating Trust in their sole discretion. As previously disclosed, the Company expects FTI Consulting, Inc. to be retained to provide services in connection with completing the wind-down process, including the services of a liquidating trustee to serve as trustee of the Liquidating Trust.

Following the transfer of the Company’s assets and liabilities to the Liquidating Trust, subject to certain exceptions related to transfer by will, intestate succession or operation of law, Beneficial Interests in the Liquidating Trust will not be transferable, nor will holders of Beneficial Interests have authority or power to sell or in any other manner dispose of their Beneficial Interests. The Beneficial Interests will not trade on the NYSE, or any other exchange or OTC. Simultaneously, all of the outstanding Common Shares and certificates representing Common Shares will be automatically cancelled and will thereafter no longer be deemed outstanding. The rights of holders of Beneficial Interests will not be represented by any form of certificate or other instrument.

For a discussion of the tax consequences of the transfer of the Company’s assets to the Liquidating Trust and the deemed distribution of the Beneficial Interests to the shareholders, please see “Material U.S. Federal Income Tax Consequences - Tax Consequences of the Liquidating Trust” beginning on page 76 of the definitive proxy statement filed by the Company with the SEC on September 24, 2025 for the special meeting of shareholders held on October 30, 2025, which is available free of charge through the website maintained by the SEC at http://www.sec.gov or the Company’s website at www.elmecommunities.com. You are urged to consult your own tax advisor to determine the particular tax consequences to you of the transfer of the Company’s assets to the Liquidating Trust and the deemed distribution of Beneficial Interests to the shareholders, including the applicability and effect of any U.S. federal, state and local and foreign tax laws.

Based on guidance previously provided by the SEC in similar circumstances, assuming the Company terminates its existence as described above, the Company anticipates that the Liquidating Trust will be required to file only annual reports on Form 10-K (using the SEC file number of the Company) containing unaudited financial statements, as well as current reports on Form 8-K (also filed using the SEC file number of the Company).

About Elme Communities

Elme Communities is a Maryland real estate investment trust. Elme, in accordance with and as anticipated by the Plan of Sale and Liquidation, expects to dissolve on November 6, 2026. Prior to the Company’s dissolution, the Company intends to transfer all of its remaining assets to Elme Communities Liquidating Trust for the benefit of holders of the Common Shares in accordance with and as anticipated by the Plan of Sale and Liquidation.

Contact:

Investor Relations

202-774-3200

Forward-Looking and Cautionary Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: the timing and effect of the delisting of the Common Shares from the NYSE; the date trading OTC will begin, if at all; whether a market for the Common Shares develops OTC or continues until Elme’s dissolution; the market value for the Common Shares traded OTC; Elme’s ability to transfer its remaining assets and liabilities to the Liquidating Trust and terminate its existence by voluntary dissolution on the terms and timeline anticipated; changes in the amount and timing of the additional liquidating distributions, including from the Liquidating Trust, as a result of known liabilities or contingent costs or expenses that may be higher than anticipated liabilities, costs or expenses, or unknown liabilities, costs or expenses that arise in the future which Elme cannot reasonably estimate at this time; the possibility, mechanics and timing of converting to a liquidating trust or other liquidating entity; the ability of the Board to terminate the Plan of Sale and Liquidation; potential difficulties in running the Company with a small number of employees until the transfer of the Company’s remaining assets and liabilities to the Liquidating Trust; the outcome of legal proceedings that may be instituted against Elme, its trustees and others, including those related to the sale of 19 multifamily assets to an affiliate of Cortland Partners, LLC, and other completed sales and the Plan of Sale and Liquidation; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Plan of Sale and Liquidation; whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of the Plan of Sale and Liquidation; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Elme’s businesses in the “Risk Factors” section of Elme’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Elme from time to time with the SEC. Copies of the documents filed by Elme with the SEC are available free of charge through the website maintained by the SEC at http://www.sec.gov, and are also available, free of charge, on Elme’s website at www.elmecommunities.com. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect Elme’s good faith beliefs, they are not guarantees of future performance. Elme undertakes no obligation to update the forward-looking statements or risk factors to reflect new information, future events, or otherwise.